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                                                                    EXHIBIT 10.2


            CONVERSION, STANDSTILL AND REGISTRATION RIGHTS AGREEMENT

                 THIS AGREEMENT dated as of July 24, 1996 between United Companies Financial Corporation, a Louisiana corporation ("UCFC") and PennCorp Financial Group, Inc., a Delaware corporation ("PennCorp").

                             Preliminary Statement

                 UCFC and PennCorp (as assignee of UC Life Holding Corp.) are parties to that certain Amended and Restated Stock Purchase Agreement dated as of January 30, 1996 (as amended or restated from time to time, the "Agreement"). Pursuant to the Agreement, PennCorp is today issuing to UCFC a convertible promissory note in the principal amount of $14,999,000 (the "Note").

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, UCFC and PennCorp hereby agree as follows:

                 1. UCFC shall, immediately upon receipt of the Note, and pursuant to the procedures set forth therein, convert the Note into 483,839 shares of common stock, par value $0.01 per share, of PennCorp (the "Common Stock"), and PennCorp shall deliver or cause to be delivered one or more certificates for such 483,839 shares of Common Stock (the "Shares"), registered in the name of UCFC, and in such denominations as UCFC shall have provided in writing to PennCorp.

                 2. The certificates evidencing the Shares shall bear a legend substantially identical to the following:

                 "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. IN ADDITION, TRANSFER OF THIS SECURITY IS RESTRICTED AS SET FORTH IN THAT CERTAIN CONVERSION, STANDSTILL AND REGISTRATION
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                 RIGHTS AGREEMENT DATED JULY 24, 1996 BETWEEN PENNCORP
                 FINANCIAL GROUP, INC. AND UNITED COMPANIES FINANCIAL CORPORATION, A COPY OF WHICH IS AVAILABLE FROM THE SECRETARY OF PENNCORP FINANCIAL GROUP, INC."

Upon a sale of any of the Shares under the Shelf Registration Statement (as defined below) as permitted by this Agreement, PennCorp agrees to instruct its stock transfer agent to issue certificate(s) evidencing the number of Shares being sold without the foregoing legend.

Except for sales of the Shares pursuant to the Shelf Registration Statement, the Shares shall not be transferable unless and until PennCorp has received such opinions of counsel as to compliance with all applicable federal and state securities laws, and other certificate and documentation, as it may reasonably request.

                 3. PennCorp represents and warrants to UCFC that the Shares, upon issuance upon conversion of the Note as contemplated by Paragraph 1 above, will be (a) duly authorized, validly issued, fully paid and nonassessable and (b) free and clear of all liens, claims and encumbrances other than those created by any action or inaction of UCFC. PennCorp shall use commercially reasonable efforts to cause the Shares to be listed on the New York Stock Exchange, subject to notice of issuance, as promptly as practicable, but in no event later than the end of the Lock-Up Period (as hereinafter defined). PennCorp further represents and warrants to UCFC that as of July 23, 1996 it had issued and outstanding 28,099,745 shares of Common Stock.


                 4. PennCorp and UCFC each represent and warrant to the other that (a) it has the corporate power and authority to enter into and perform its obligations under this Agreement, (b) this Agreement has been duly and validly authorized by all necessary action, corporate or otherwise, (c) this Agreement has been duly executed and delivered by it, and (d) this Agreement constitutes the valid and legally binding obligation of it, enforceable against it in accordance with its terms, except that (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which proceedings therefor may be brought.




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                 5.       UCFC agrees that it will not sell, offer to sell,
contract to sell or otherwise transfer or dispose of any of the Shares (or any securities convertible into or exercisable or exchangeable for the Shares), or grant any options or warrants to purchase the Shares, pursuant to which the sale or transaction will occur during the period of 180 days after the date of original issuance of the Shares (the "Lock-Up Period") without the prior written consent of PennCorp.

                 6. For so long as UCFC shall own at least 1% of PennCorp's outstanding Common Stock, or, if shorter, until the first anniversary of the date hereof, UCFC will not, and will cause each of its subsidiaries not to, singly or as part of a partnership, limited partnership, syndicate or other group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (the "Securities Exchange Act"), directly or indirectly, without the approval of the Board of Directors of
PennCorp:

                 (a) acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, any Voting Securities (as hereinafter defined) except pursuant to a stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction; provided, however, that nothing in this clause (a) shall prevent UCFC from acquiring any Voting Securities (i) solely for the purposes of hedging the Shares, (ii) solely for the purpose of covering short positions or (iii) so long as after any such acquisition, UCFC owns less than or equal to 2% of the outstanding Common Stock;

                 (b) make, or in any way participate in, any solicitation of proxies to vote, solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of, any Voting Securities or become a participant in an election contest (as such terms are defined or used in Rule 14a-11 under the Securities Exchange Act) with respect to the Company;

                 (c) form, join or encourage the formation of, any person (within the meaning of Section 13(d)(3) of the Securities Exchange Act) with respect to any Voting Securities;

                 (d) deposit any Voting Securities into a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting thereof;

                 (e) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to PennCorp
as described in Rule   14a-8 under the Securities Exchange Act, or induce or





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attempt to induce any other person to initiate any stockholder proposal;

                 (f) vote any Voting Securities in favor of the election to the Board of Directors of PennCorp of, or otherwise seek to elect to the Board of Directors of PennCorp, any person not recommended by the Board of Directors of PennCorp;

                 (g) call or seek to have called any meeting of the stockholders of PennCorp;

                 (h) act to seek to control, disrupt or influence the management, policies or affairs of PennCorp;

                 (i) sell or otherwise transfer in any manner any Voting Securities to any person (within the meaning of Section 13(d)(3) of the Securities Exchange Act) who has filed prior thereto a disclosure with the Commission under the Securities Exchange Act stating that such person owns more than ten percent (10%) of any class of Voting Securities or who, to UCFC's actual knowledge, owns more than ten percent (10%) of any class of Voting Securities; or who, without the approval of the Board of Directors of PennCorp, has publicly proposed a business combination or similar transaction with, or a change of control of, PennCorp or who has publicly proposed a tender offer for Voting Securities or who has discussed the possibility of proposing a business combination or similar transaction with, or a change in control of, PennCorp with UCFC or any of its affiliates;

                 (j) solicit, seek to effect, negotiate with or provide any information to any other party with respect to, or make any statement or proposal, whether written or oral, to the Board of Directors of PennCorp or any director or officer of PennCorp or otherwise make any public announcement or proposal whatsoever with respect to, any form of business combination transaction involving PennCorp, including, without limitation, a merger, exchange offer or liquidation of PennCorp's assets, or any restructuring, recapitalization or similar transaction with respect to PennCorp; or

                 (k) instigate or encourage any third party to do any of the foregoing.

                 7. For purposes of Paragraph 6 above, "Voting Securities" shall mean any securities of PennCorp entitled to vote or take action by written consent, or securities convertible into or exchangeable or exercisable for such securities.





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                 8.(a) PennCorp shall cause to be filed with the Securities and
Exchange Commission (the "Commission") on or prior to 120 days after the date hereof, a shelf registration statement pursuant to Rule 415 under the Securities Act (as may then be amended) (the "Shelf Registration Statement") on Form S-1 or Form S-3, as determined by PennCorp, to cover resales of Transfer Restricted Securities (as hereinafter defined). UCFC shall have provided the information required pursuant to Section 8(b) hereof. PennCorp shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 180 days after the Closing Date. PennCorp shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending two years from the effective date thereof or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security.

                 If there shall occur any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, PennCorp shall as promptly as practicable file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter, and the foregoing two year period during which such Shelf Registration Statement is to be kept effective shall be extended by a period equal to the period it was not effective.

                 Notwithstanding anything to the contrary in this Section 8, PennCorp may prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if (A)(i) it is in possession of material non-public information, (ii) the Board of Directors of PennCorp determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information and (iii) the Board of Directors of PennCorp determines in good faith that disclosure of such material non-public information would not be in the best interests of PennCorp and its shareholders or (B) PennCorp has made a public announcement relating to an acquisition or business combination transaction including PennCorp and/or one or





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more of its subsidiaries (i) that is material to PennCorp and its subsidiaries taken as a whole and (ii) the Board of Directors of PennCorp determines in good faith that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Board of Directors shall determine) is not in the best interests of PennCorp and its shareholders or (C) (i) disclosure is required in the Shelf Registration Statement of financial information of any person or entity other than PennCorp or its subsidiaries and affiliates pursuant to
Article 3 or Article 11 of Regulation S-X under the Securities Act and (ii) any of such required financial information (including related audit reports and consents of independent accountants) is not available to PennCorp after use of commercially reasonable efforts to obtain such financial information) (the period during which any such prohibition of offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement is in effect pursuant to clause (A) or (B) of this subparagraph (a) is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date on which PennCorp provides written notice to UCFC that offers and sales of Transfer Restricted Securities cannot be made thereunder in accordance with this Section 8 and shall end on the date on which UCFC is advised in writing by PennCorp that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the prospectus constituting a part of the Shelf Registration Statement may be resumed; provided, however, that the aggregate number of days in all Suspension Periods during any calendar year shall not exceed 90.

                 (b) UCFC may not include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless UCFC furnishes to PennCorp in writing, within 10 business days after receipt of a request therefor, such public information concerning UCFC as PennCorp may reasonably request for use in connection with any Shelf Registration Statement or prospectus or preliminary prospectus included therein.

                 (c) All expenses incident to PennCorp's performance of or compliance with its obligations to register and list the Shares, and maintain the effectiveness thereof, as set forth in this Agreement will be borne by UCFC (and, if applicable, reimbursed to PennCorp promptly following receipt by UCFC of appropriate documentation); provided, however, that UCFC's obligation to pay expenses pursuant to this Section 8(c) shall not exceed 50% of the first $50,000 of expenses, with all other expenses being borne by PennCorp. Such expenses shall include, without limitation, (i) all registration and filing fees (including





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those of the Commission and the National Association of Securities Dealers,
Inc.)), (ii) fees and expenses of compliance with all applicable state securities or "blue sky" laws, (iii) printing and engraving expenses, (iv) fees and disbursements of counsel and independent accountants for PennCorp, (v) listing fees on any applicable stock exchange or trading system, and (vi) rating agency fees.

                 (d) For purposes of this Section 8, "Transfer Restricted Securities" shall mean each Share, until each such Share (A) has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement covering it, (B) is distributed to the public pursuant to Rule 144, (C) is sold or is available to be sold pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise or (D) is sold pursuant to Rule 904 of Regulation S under the Securities Act.

                 9. If, after the end of the Lock-Up Period and on or prior to the first anniversary of the date hereof (the "Payment Period"), UCFC desires to sell any or all of the Shares in one or more transactions, then in each case UCFC shall promptly so notify PennCorp, and request PennCorp's assistance in such sale, and PennCorp shall provide such assistance. As consideration for such assistance, UCFC shall pay to PennCorp, with respect to each such sale consummated during the Payment Period, promptly following the consummation of any such sale, $600,000 (or, if less than all of the Shares are sold, then a percentage of $600,000 calculated by multiplying $600,000 by a fraction, the numerator of which is the number of Shares so sold, and the denominator of which is 483,839, appropriately adjusted for stock splits, stock dividends, and other similar transactions) (such $600,000, or any portion thereof, the "Specified Fee"); provided, however, that no portion of the Specified Fee shall be paid unless the net amount received by UCFC in any such sale (net of brokerage commissions, fees and expenses contemplated by Section 8(c) hereof) and other direct selling expenses, and net of the Specified Fee) is greater than $31.00 per Share.

                 10.(a) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier or air courier guaranteeing overnight delivery:





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                 If to UCFC:

                 United Companies Financial Corporation
                 P.O. Box 1591 (70821)
                 4041 Essen Lane
                 Baton Rouge, Louisiana 70809
                 Telephone:  (504) 924-6007 (ext. 2282)
                 Telecopy:  (504) 924-4324
                 Attention:  Dale E. Redman

                 If to PennCorp:

                 c/o PennCorp Financial, Inc.
                 3 Bethesda Metro Center
                 Suite 1600
                 Bethesda, Maryland  20814
                 Telephone: (301) 656-1777
                 Telecopy:  (301) 657-4770
                 Attention:  General Counsel

                 11. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                        UNITED COMPANIES FINANCIAL
                                          CORPORATION


                                        By:
                                           ------------------------------------
                                           Name: Dale E. Redman
                                           Title:Executive Vice President
                                                   and Chief Financial
                                                   Officer


                                        PENNCORP FINANCIAL GROUP, INC.


                                        By:
                                           ------------------------------------
                                           Name: Scott Silverman
                                           Title:Senior Vice President,
                                                 General Counsel and
                                                 Secretary





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